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                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549

                                       FORM 8-K

                                    CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934

                   Date of Report (Date of earliest event reported):
                                    JUNE 18, 1998



                     THE HARTFORD FINANCIAL SERVICES GROUP, INC.
               -------------------------------------------------------
                (Exact name of registrant as specified in its charter)



  Delaware                              0-19277                13-3317783
-------------                          ----------            -------------
(State or other jurisdiction of        (Commission File      (IRS Employer
incorporation)                          Number)              Identification No.)



HARTFORD PLAZA
HARTFORD, CONNECTICUT                                                06115-1900
----------------------                                              ------------
(Address of principal executive                                       (Zip Code)
offices)


Registrant's telephone number:  (860) 547-5000
                                --------------

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ITEM 5.   OTHER EVENTS.

          On June 18, 1998, The Hartford Financial Services Group, Inc ("The Hartford") issued a press release regarding anticipated catastrophe losses for the quarter ending June 30, 1998. Additional information is set forth in The Hartford's press release which is filed as an exhibit hereto.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

             (c)    The following is filed as an exhibit to this Current Report:





Exhibit
Number              Description
-------             -----------


99.1                Press release dated June 18, 1998.

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                                      SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             THE HARTFORD FINANCIAL SERVICES
                                                 GROUP, INC.

Date:  June 18, 1998                         By:/S/ James J. Westervelt
                                                --------------------------------
                                             Name:  James J. Westervelt
                                             Title: Senior Vice President
                                                    and Group Controller

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                                    EXHIBIT INDEX


Exhibit
Number                   Description
------                   ------------

99.1                     Press release dated June 18, 1998.